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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 22, 1998


                                NTL INCORPORATED
                                ----------------
               (Exact name of Registrant as Specified in Charter)


Delaware                             0-22616                52-1822078
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(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                  File Number)         Identification No.)


110 East 59th Street, New York, New York                        10022
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 906-8440



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Effective September 22, 1998, NTL Incorporated (the "Company") acquired ComTel Limited and Telecential Communications (collectively, "ComTel") for a total of approximately pound sterling 550 million in two stages. In the first stage, which was completed in June 1998, the Company acquired certain of the ComTel properties for approximately pound sterling 275 million in cash. In the second stage, which was completed on September 22, 1998, the Company acquired the remaining ComTel properties for approximately pound sterling 200 million in cash and pound sterling 75 million in a preferred stock of the Company. Such preferred stock has a pay-in-kind coupon of 9.9%, will mature in 2008 and is redeemable within 15 months for common stock of the Company valued at market, new convertible preferred securities of the Company or cash.

            The Company financed the acquisition of ComTel through a bank loan, completed through an amendment to the Company's existing credit facility with The Chase Manhattan Bank. ComTel does not have any outstanding indebtedness.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

            The financial statements of ComTel UK Finance B.V. set forth on pages F-90 through F-108, and the financial statements of Telecential Communications (Canada) Limited and Telecential Communications (UK) Limited set forth on pages F-109 through F-120, of the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 (File No. 333-64727) of the Company (the "Form S-4") are hereby incorporated herein in their entirety by reference.

(b)   Pro Forma Financial Information.

            The unaudited pro forma financial data set forth on pages 49 through 56 of the Joint Proxy Statement/Prospectus included in the Form S-4 are hereby incorporated herein in their entirety by reference.

(c)   Exhibits.

      Exhibit 2.1 Agreement for the Sale and Purchase of the Vision Networks UK
                  Group, dated June 16, 1998, by and between Vision Networks III B.V., ComTel UK Finance B.V., Vision Networks


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                   (UK) I Limited, Telecential Communications (Canada) Ltd,
                   Vision Networks (UK) II Limited, Telecential Communications
                   (UK) Limited, Vision Networks UK Holding B.V., NTL Group Limited and NTL Incorporated.

      Exhibit 2.2 Supplemental Agreement, dated September 22, 1998, to a Sale and Purchase Agreement, dated June 16, 1998, entered into between inter alia Vision Networks III B.V., ComTel UK Finance B.V. and NTL Group Limited in respect of the sale and purchase of the Vision Networks UK Group.

      Exhibit 99.1 Joint Proxy Statement/Prospectus included in the Form S-4
                   (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NTL INCORPORATED


                                    By:    /s/ Richard J. Lubasch
                                           ------------------------------
                                    Name:  Richard J. Lubasch
                                    Title:  Senior Vice President-General
                                            Counsel


Dated:  October 5, 1998


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                                  EXHIBIT INDEX


Designation                         Description
-----------                         -----------
    2.1              Agreement for the Sale and Purchase of the Vision Networks
                     UK Group, dated June 16, 1998, by and between Vision
                     Networks III B.V., ComTel UK Finance B.V., Vision Networks
                     (UK) I Limited, Telecential Communications (Canada) Ltd,
                     Vision Networks (UK) II Limited, Telecential Communications
                     (UK) Limited, Vision Networks UK Holding B.V., NTL Group
                     Limited and NTL Incorporated.

    2.2 Supplemental Agreement, dated September 22, 1998, to a Sale and Purchase Agreement, dated June 16, 1998, entered into between inter alia Vision Networks III B.V., ComTel UK
                     Finance B.V. and NTL Group Limited in respect of the sale and purchase of the Vision Networks UK Group.

   99.1              Joint Proxy Statement/Prospectus included in the Form S-4
                     (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-64727) of the Company).


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